UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 30, 2005

               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3
            (Exact name of Registrant as specified in its charter)


       California                0-14187                94-2940208
State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03 Creation of a Direct  Financial  Obligation or an Obligation  Under an
Off-Balance Sheet Arrangement of a Registrant.

Consolidated Capital Institutional Properties/3 (the "Registrant") obtained a mortgage loan in the principal amount of $4,940,000 on its investment property, Park Capitol Apartments, located in Salt Lake City, Utah. The existing mortgage loan with an outstanding principal amount of approximately $2,975,000 was repaid with proceeds from the new mortgage loan. The new mortgage requires monthly payments of principal and interest beginning on October 1, 2005 until the loan matures September 1, 2015, with a fixed interest rate of 5.02% and a balloon payment of approximately $4,021,000 due at maturity. The Registrant may prepay the mortgage without penalty within 90 days of the maturity date. However, if the Registrant prepays the mortgage loan prior to June 2, 2015, a prepayment penalty (as defined in the loan agreement) will apply.

In accordance with the terms of the loan agreement relating to the new mortgage financing, payment of the note may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs. Events of default include, but are not limited to: failure to pay or deposit any amount due under the loan agreement when due; failure to make the final payment or pay the prepayment premium due under the note; and breach or default in the performance of any of the covenants or agreements made by the Registrant.

The foregoing description is qualified in its entirety to the Deed of Trust and Promissory Note, copies which will be filed with the Registrant's Form 10-QSB for the quarterly period ended September 30, 2005.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CONSOLIDATED CAPITAL INSTITUTIONAL
                                    PROPERTIES/3

                                    By:   CONCAP EQUITIES, INC.
                                          General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President


                                    Date: September 6, 2005